Exhibit 10.3

EXHIBIT A-2

THIS WARRANT SHALL NOT BE EXERCISABLE UNLESS AND UNTIL THE COMPANY’S STOCKHOLDERS APPROVE AN AMENDMENT TO THE COMPANY’S CHARTER APPROVING AN INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK TO THE AMOUNT NECESSARY TO ISSUE THE SHARES UNDERLYING THIS WARRANT AND ALL OTHER CONDITIONAL WARRANTS ISSUED IN CONNECTION WITH THE OFFERING PURSUANT TO WHICH THIS CONDITIONAL WARRANT WAS ISSUED.  UNLESS AND UNTIL THE HOLDER OF THIS WARRANT IS NOTIFIED IN WRITING THAT SUCH EVENT HAS OCCURRED, THE HOLDER OF THIS WARRANT WILL NOT BE ABLE TO REALIZE THE VALUE, IF ANY, INHERENT IN THIS WARRANT.

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Warrant No. _________________

CONDITIONAL COMMON STOCK PURCHASE WARRANT

To Purchase ____________ Shares of Common Stock of

BEST ENERGY SERVICES, INC.

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, ____________________________________ (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on January ___, 2015 (the “Termination Date”) but not thereafter, to subscribe for and purchase from BEST ENERGY SERVICES, INC., a Nevada corporation (the “Company”), up to ______________ shares (the “Warrant Shares”) of common stock, par value $0.001 per share of the Company (the “Common Stock”).  The purchase price of one (1) share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 1(c).

Section 1.	Exercise.

(a)           Exercise of Warrant.  The Holder shall have the right at any time or from time to time on or after the Initial Exercise Date and on or before the Termination Date to exercise all or any part of this Warrant by (i) delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form attached hereto as Exhibit A (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company) together with this Warrant; and (ii) within three (3) Business Days (defined below) of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the Warrant Shares thereby purchased by wire transfer of immediately available funds or cashier’s check drawn on a United States bank, unless this Warrant is being exercised pursuant to the cashless exercise provision set forth in Section 1(d) below.  In the event this Warrant is exercised in part, the Company shall issue a new Warrant, which shall be dated as of the date of this Warrant, covering the number of Warrant Shares in respect of which this Warrant shall not have been exercised.  The Company shall deliver any objection to any Notice of Exercise Form within two (2) Business Days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.  As used herein, the term “Business Day” means a day (other than Saturday, Sunday or a legal holiday) on which banks in Houston, Texas are open for business.

(b)           Expiration of Warrant.  This Warrant shall expire and cease to be of any force or effect on the Termination Date.

(c)           Exercise Price.  The exercise price at which one (1) Warrant Share shall be purchasable upon exercise of this Warrant shall be $0.10 per share, subject to adjustment in accordance with Section 2(c) (the “Exercise Price”).

(d)           Cashless Exercise.  Notwithstanding any provision herein to the contrary, in lieu of exercising this Warrant by payment of cash, this Warrant may be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive the number of Warrant Shares equal to, and the Company shall issue to Holder such number of Warrant Shares equal to, the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the VWAP (as defined below) on the Business Day immediately preceding the date of such election;

(B) =	the Exercise Price of this Warrant; and

(X) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the volume weighted average price of the Common Stock for the thirty (30) consecutive trading days immediately preceding such date (i) as reported on the national stock exchange or national quotation system on which the Common Stock is then traded or quoted as reported by Bloomberg Financial L.P. (based on a trading day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), or (ii) if the Common Stock is not traded or quoted on a national stock exchange or quotation system, as reported on the over-the-counter bulletin board or similar trading platform, or (iii) if the Common Stock is not traded on an the over-the-counter bulletin board or similar trading platform, as determined in good faith by the Board of Directors of the Company.

(e)	Mechanics of Exercise.

i.      Authorization of Warrant Shares.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii.      Delivery of Certificates Upon Exercise.  The Company shall be required to deliver certificates for the Warrant Shares subject to the exercise of this Warrant, which shall be transmitted by the transfer agent of the Company to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise within three (3) Business Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above.  This Warrant shall be deemed to have been exercised on the date (a) the Exercise Price is received by the Company or (b) notification to the Company that this Warrant is being exercised pursuant to a cashless exercise provision set forth in Section 1(d) above.  The Warrant Shares which are subject to an exercise of this Warrant shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record thereof for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 1(e)(iv) prior to the issuance of such shares, have been paid.

iii.      No Fractional Shares or Scrip.  No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv.      Charges, Taxes and Expenses.  Certificates representing the shares of Common Stock to be issued upon the partial or complete exercise of this Warrant shall be made without charge to the Holder, and the Company shall bear the cost of any issue or transfer tax or other incidental expense in respect of the issuance of such certificates, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that this Warrant or the certificates representing the shares of Common Stock which are issued upon the partial or complete exercise of this Warrant are to be re-issued in a name other than the name of the Holder, the Company may require, as a condition to such re-issuance, the payment of a sum sufficient to reimburse it for any issue or transfer tax incidental thereto, and the Company shall have first received the original Warrant or stock certificates which are to be re-issued, along with duly prepared, executed and certified assignment documentation acceptable to the Company.  Prior to re-issuing this Warrant in a name other than the Holder, the Company shall have also first received a completed and duly executed Assignment Form in the form attached hereto.

Section 2.	Certain Adjustments.

(a)           Stock Dividends and Splits.  If the Company shall at any time prior to the expiration of this Warrant subdivide its outstanding Common Stock, by split-up or otherwise, or combine its outstanding Common Stock, or issue additional shares of its capital stock in payment of a stock dividend in respect of its Common Stock, the number of shares issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

(b)           Reclassifications; Reorganizations.  In case of any reclassification, capital reorganization, or change of the outstanding shares of Common Stock (other than as a result of a subdivision, combination or in kind dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock), or in case of any sale or conveyance to another corporation or other business organization of the property of the Company as an entirety or substantially as an entirety, at any time prior to the expiration of this Warrant, then, as a condition of such reclassification, reorganization, change, consolidation, merger, sale or conveyance, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right prior to the expiration of this Warrant to purchase, at a total price not to exceed the price payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of securities and property receivable upon such reclassification, reorganization, change, consolidation, merger, sale or conveyance by a holder of the number of Warrant Shares issuable on the unexercised portion of the Warrant which might have been purchased by the holder of this Warrant immediately prior to such reclassification, reorganization, change, consolidation, merger, sale or conveyance, and in any such case appropriate provisions (including without limitation, provisions for the adjustment of the number of Warrant Shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock, and other securities and property thereafter deliverable upon exercise hereof.

(c)           Dilutive Equity Issuances. If at any time while this Warrant is outstanding, the Company shall issue any shares of Common Stock at, or Common Stock Equivalents (defined below) entitling the holder thereof to acquire shares of Common Stock for, a price per share less than the Exercise Price then in effect (such lower issuance price being referred to herein as the “Discounted Purchase Price” and such issuance being referred to herein as a “Dilutive Issuance”), then the Exercise Price shall be reduced to equal the Discounted Purchase Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment.  Notwithstanding the foregoing, no such adjustment to the Exercise Price or the number of Warrant Shares issuable hereunder shall be made under this Section 2(c) and a Dilutive Issuance shall not be deemed to have occurred as a result of any Exempt Issuance (defined below).  The Company shall promptly notify the Holder, in writing, following the closing of any Dilutive Issuance Transaction indicating therein the applicable Discounted Purchase Price (such notice, the “Dilutive Issuance Notice”).  For purposes of clarification, the failure of the Company to provide a Dilutive Issuance Notice pursuant to this Section 2(c) and/or the failure of the Company to provide accurate information in such notice shall not in any way affect the Holder’s right to the benefits of the adjustments prescribed in this Section 2(c).  As used herein (1) the term “Common Stock Equivalents” shall mean any securities of the Company which would entitle the holder thereof to acquire shares of Common Stock, including, without limitation, any convertible debt, convertible preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable for, or otherwise entitles the holder thereof to receive, shares of Common Stock; (2) the term “Exempt Issuance” shall mean any and all of the following issuances of shares of Common Stock and/or Common Stock Equivalents by the Company: (i) issuances made to employees, consultants, officers and/or directors of the Company in return for their services to the Company provided that, in the case of an issuance of shares of Common Stock, such issuance is not made at a price less than the Market Price (defined below) on the date of issuance, and in the case of an issuance of Common Stock Equivalents, the exercise or conversion price thereof is not less than the Market Price on the date of issuance, (ii) issuances made upon the exercise of the Warrants, (iii) issuances of the Make-Up Shares (defined below), (iv) issuances made upon the conversion or exercise of any Company securities outstanding as of the date hereof, (v) issuances made pursuant to a bona fide firm commitment underwritten public offering and (vi) issuances made in connection with any strategic acquisition, merger, business combination or similar transaction, the primary purpose of which is not to raise equity capital; (3) the term “Make-Up Shares” shall have the meaning ascribed to it in that certain Subscription Agreement between the Holder and the Company executed and delivered as a condition to the issuance of this Warrant; and (4) the term “Market Price” shall mean, as of a particular date, the (i) the closing sales price of the Common Stock on such date as reported on the national stock exchange or over-the-counter bulletin board or similar trading platform on which the Common Stock is trading on such date or (ii) or if no shares of Common Stock traded on such date, the most recent closing sales price of the Common Stock prior to such date as reported on the national stock exchange or over-the-counter bulletin board or similar trading platform on which the Common Stock is trading on such prior date.

Section 3.	Transfer of Warrant.

(a)           Transferability.  Subject to compliance with any applicable securities laws and the conditions set forth in Section 3(c) below, this Warrant and all rights hereunder may not be transferred, in whole or in part, without the prior written consent of the Company.  Any such transfer shall occur upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned in accordance with the terms and conditions set forth in this Warrant, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b)           New Warrants.  This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 3(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           Transfer Restrictions.  If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer, (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company’s transfer agent, a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions and which opinion shall be at the expense of the Holder) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the Holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

(d)           Investment Representation.  The Holder hereby represents and warrants to the Company that it is acquiring this Warrant and, upon exercise of this Warrant, will acquire the Warrant Shares for its own account for investment purposes only and not with a view to the resale or distribution thereof.

Section 4.	Miscellaneous.

(a)           No Rights as Stockholder Until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof in accordance with the terms and conditions set forth herein.

(b)           Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of: the loss, theft, destruction or mutilation of this Warrant or, following the complete or partial exercise of this Warrant, of any stock certificate for shares of Common Stock, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(c)           Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(d)           Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued shares Common Stock, a sufficient number thereof to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.

(e)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the laws of the State of Texas, without regard to its principles of conflicts of laws.

(f)           Nonwaiver and Expenses.  No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Company’s or the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.  If the Company or a Holder willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder or Company (as the case may be), the breaching party shall pay to the other party such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the non-breaching party in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(g)           Limitation of Liability.  No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(h)           Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to seek specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(i)            Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all holders from time to time of this Warrant that become holders of this Warrant in compliance with the terms and conditions set forth herein.

(j)            Amendment.  Except as expressly provided herein with respect to the ability of the Company to modify or amend this Warrant, this Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

(k)           Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(l)            Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: January ___, 2010

BEST ENERGY SERVICES, INC.

By:
Name: Mark G. Harrington
Title: Chairman of the Board and
Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

TO:	BEST ENERGY SERVICES, INC.

Attention:  Chief Executive Officer

(1)           The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2)	Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(d).

(3)           Please issue a certificate or certificates representing the number of Warrant Shares being purchased hereby, in the name of the undersigned or in such other name as is specified below:

_______________________________

(4)           Accredited Investor.  The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended (together with the rules and regulations promulgated by the Securities and Exchange Commission thereunder, the “Securities Act”).

(5)           Investment Experience.  The undersigned has sufficient knowledge and experience in business, financial and investment matters so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

(6)           Company Information; No General Solicitation.  The undersigned had access to such information regarding the Company and its affairs as is necessary to enable it to evaluate the merits and risks of an investment in restricted securities of the Company and has had a reasonable opportunity to ask questions and receive answers and documents concerning the Company and its current and proposed operations, financial condition, business, business plans and prospects.  The undersigned has not been offered any of the Warrant Shares by any means of general solicitation or advertising.

(7)           Acquisition for Own Account.  The Warrant Shares being issued to and acquired by the undersigned are being acquired by it for its account for the purpose of investment and not with a view to, or for resale in connection with, any distribution thereof.  The undersigned understands that it must bear the economic risk of such investment indefinitely, and hold the Warrant Shares indefinitely, unless a subsequent disposition of such shares is registered pursuant to the Securities Act, or an exemption from such registration is available.  The undersigned further understands that there is no assurance that any exemption from the Securities Act will be available or, if available, that such exemption will allow it to dispose of or otherwise transfer any or all of the Warrant Shares being issued pursuant to this notice under the circumstances, in the amounts or at the times the undersigned might propose.

(8)           Restricted Securities.  The undersigned understands and acknowledges that none of the offer, issuance or sale of the Warrant Shares being issued pursuant to this notice has been registered under the Securities Act in reliance on an exemption from the registration requirements of the Securities Act.  The undersigned understands and acknowledges that such shares of stock may be subject to additional restrictions on transfer under state and/or federal securities laws.

[SIGNATURE OF HOLDER]

Name of Investing Entity:
Signature of Authorized Signatory of Investing Entity:
Name of Authorized Signatory:
Title of Authorized Signatory:
Date:

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

.

Dated:	,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.